UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 12, 2012

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13752 (Commission File Number)	54-1727060 (I.R.S. Employer Identification Number)

P.O. Box 300, 5119 Catlett Road
Midland, Virginia 22728
(Address of principal executive offices)

 (504) 439-3266
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 12, 2012, the Board of Directors promoted Ashley B. Smith to President of Smith-Midland Corporation (the “Company”). Mr. Smith, 50, has served as the Company's Vice President since 1990 and President and Chief Operating Officer of Smith-Midland Virginia, Inc., the Company's primary operating subsidiary, since 2008. He has also been a director of the Company since 1994. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College. Ashley B. Smith is the son of Rodney I. Smith. There is no other family relationship between Ashley B. Smith and any director or executive officer of the Company and, he is not a party to any current or proposed transaction for which disclosure is required under Item 404(a) of Regulation S-K.

Effective as of September 12, 2012, Rodney I. Smith resigned as President of the Company. He will continue in his position as the Company's Chairman and Chief Executive Officer.

ITEM 5.07	Submission of Matters to A Vote of Security Holders

The Company held its Annual Meeting of Stockholders on September 12, 2012 (“2012 Annual Meeting”). There were two proposals presented by the management of the Company and both were approved as follows:

Proposal No. 1.    Election of Directors

The election of the following individuals to serve as directors until the next annual meeting or until their successors are duly elected and qualified.

	For	Withheld	Non Votes
Rodney I. Smith	2,116,272	62,372	1,647,408
Ashley B. Smith	2,116,782	61,862	1,647,408
Wesley A. Taylor	2,116,044	62,600	1,647,408
Andrew G. Kavounis	2,116,844	61,800	1,647,408
Frederick L. Russell	2,116,844	61,800	1,647,408

Proposal No. 2.	Proposal to Ratify and Approve the Selection of BDO USA, LLP as the Independent Auditors for the Company for the Year Ending December 31, 2012

For	Against	Abstentions	Broker Non-Votes
3,727,744	23,437	74,871	—

ITEM 8.01	Other Events

On September 18, 2012, Smith-Midland Corporation issued a press release announcing the election of Frederick L. Russell, Jr. as a new member of the Board of Directors.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No	Exhibit Description
99.1	Press release, dated September 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2012
SMITH-MIDLAND CORPORATION

By: /s/ William A. Kenter
William A. Kenter Chief Financial Officer

SMITH-MIDLAND CORPORATION
Exhibit to Current Report on Form 8-K
September 12, 2012

Exhibit No	Exhibit Description
99.1	Press release, dated September 18, 2012